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                                                                    EXHIBIT 10.3

                                  A.S.V., INC.
                    FORM OF INCENTIVE STOCK OPTION AGREEMENT
                                   (EMPLOYEE)

            Option Agreement, made and entered into this ___ day of ________, ____, between A.S.V., Inc., a Minnesota corporation (the "Company") and
____________, an individual resident of ____________, Minnesota ("Employee").

            WHEREAS, the Company has adopted the A.S.V., Inc. 1996 Incentive and Stock Option Plan (the "Plan") which permits issuance of stock options for the purchase of shares of common stock of the Company, and the Company has taken all necessary actions to grant the following option pursuant and subject to the terms of the Plan.

            NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Employee hereby agree as follows:

            1. Grant of Option. The Company hereby grants Employee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate (minimum ___ shares) of _________________ (____) shares of the Company's common stock at the option price of ______________ Dollars and _____ cents ($_____) per share on the terms and conditions set forth in this agreement and in the Plan. It is understood and agreed that the Option price is the per share fair market value of such shares on the date of grant. The Company intends that the Option shall be an Incentive Stock Option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of the Plan and the Option shall be interpreted and administered so as to satisfy the requirements of the Code. The Option is issued pursuant to the Plan and is subject to its terms. A copy of the Plan will be furnished upon request of Employee.

            2.    Vesting of Option Rights. Except as otherwise provided in
section 3 of this agreement, the Option may be exercised by Employee in accordance with the following schedule:

                                               Number of
On or after each of                     shares with respect to
the following dates                which the Option is exercisable
-------------------                -------------------------------
-------------------                -------------------------------
-------------------                -------------------------------
-------------------                -------------------------------
-------------------                -------------------------------

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            Notwithstanding the foregoing, the Option may be exercised as to
100% of the shares of common stock of the Company for which the Option was granted on the date of a "change of control", as hereinafter defined. A "change of control" shall mean any of the following: (i) a public announcement that any person has acquired 51% or more of the then outstanding shares of common stock of the Company and, for this purpose, the term "person" shall have the meaning provided in Section 13(d) of the Securities Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission; (ii) the commencement of or public announcement of an intention to make a tender or exchange offer for 51% or more of the then outstanding shares of the common stock of the Company; (iii) a sale of all or substantially all of the assets of the Company, or (iv) the Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in the stock ownership of the Company to constitute a change in control of the Company. Employee understands that to the extent that the aggregate fair market value (determined at the time the option was granted) of the shares of common stock of the Company with respect to which all options that are incentive stock options within the meaning of Section 422(d) of the Code are exercisable for the first time by Employee during any calendar year exceed $100,000, in accordance with
Section 422(d) of the Code, such options shall be treated as options that do not qualify as incentive stock options.

            The Option shall terminate at the close of business on _________, ____, or such shorter period as is prescribed herein. Employee shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be issued to Employee upon the proper exercise of the Option.

            3. Exercise of Option after Death or Termination of Employment. The Option shall terminate and may no longer be exercised if Employee ceases to be employed by the Company or its subsidiaries, except that:

            (a) If Employee's employment shall be terminated for any reason, voluntary or involuntary, other than death or disability [as set forth in section 3(c)] or as a result of Employee's gross and willful misconduct, Employee may at any time within a period of three (3) months after such termination exercise the Option to the extent the Option was exercisable by Employee on the date of the termination of Employee's employment; and

            (b) If Employee's employment is terminated as a result of Employee's gross and willful misconduct, including but not limited to wrongful appropriation of funds or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct; and

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            (c)   If Employee dies in the employ of the Company or a subsidiary or within three (3) months after the termination of such employment for any reason other than Employee's gross and willful misconduct, or Employee's employment is terminated because Employee has become disabled [within the meaning of Code section 22(e)(3)] while in the employ of the Company or a subsidiary, the Option may, within twelve (12) months after Employee's death or the date of termination for such disability, be exercised to the extent that Employee was entitled to exercise the Option on the date of Employee's death or termination of employment, if earlier, by Employee or Employee's personal representatives, if applicable, or by the person or persons to whom Employee's rights under the Option pass by will or by the applicable laws of descent and distribution; provided, however, that the Option may not be exercised to any extent by anyone after the termination date of the Option.

            4. Method of Exercise of Option. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office at Grand Rapids, Minnesota 55744. The notice shall set forth the number of shares as to which the Option is being exercised and shall be accompanied by payment of the purchase price. Payment of the purchase price shall be made in cash (including bank check, personal check or money order payable to the Company), or, at the discretion of the Company, by delivering to the Company for cancellation shares of the Company's common stock already owned by Employee having a fair market value equal to the full purchase price of the shares being acquired or a combination of cash and such shares. The fair market value of any shares delivered by Employee upon the exercise of the Option shall be determined as provided in section 5 of the Plan.

            5.    Miscellaneous.

            (a) This agreement shall not confer on Employee any right with respect to continuance of employment with the Company or any subsidiary of the Company, nor will it interfere in any way with the right of the Company to terminate such employment at any time.

            (b) The exercise of all or any parts of the Option shall only be effective at such time that the sale of shares of common stock pursuant to such exercise will not violate any state or federal securities or other laws.

            (c) The Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in subsection 3(c), and during Employee's lifetime the Option is exercisable only by Employee.

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            (d)   If there shall be any change in the common stock subject to the Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Company in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder.

            (e) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's common stock as will be sufficient to satisfy the requirements of this agreement.

            (f) If Employee shall dispose of any of the shares of common stock acquired upon exercise of the Option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to assure (i) notice to the Company of any disposition of the shares of the Company within the time periods described above, and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

            (g) Employee shall not disclose either the contents or any of the terms and conditions of the Option to any other person and agrees that such disclosure may result in both immediate termination of the Option without the right to exercise any part thereof and termination of employment with the Company.

            IN WITNESS WHEREOF, the Company and Employee have executed this agreement on the date set forth in the first paragraph.

                                                A.S.V., INC.

                                                By: ____________________________
                                                Name: __________________________
                                                Title:    ______________________

                                                Optionee _______________________
                                                Name:   ________________________

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